UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 21, 2007

AVID TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21174	04-2977748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

Avid Technology Park, One Park West, Tewksbury, MA		01876
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code:  (978) 640-6789

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(b)                                 On December 21, 2007, Pamela F. Lenehan resigned as a member of the Board of Directors of Avid Technology, Inc.

Item 9.01	Financial Statements and Exhibits

(d)                                 Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2007	AVID TECHNOLOGY, INC.
(Registrant)

	By:	/s/ Paige Parisi
Paige Parisi
Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Resignation letter of Pamela F. Lenehan dated December 21, 2007.